Basis of Presentation and Summary of Significant Accounting Policies - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Accounting Policies [Abstract]
Cash and cash equivalents	$ 38,174	$ 62,478
Restricted cash	484	1,034
Total cash, cash equivalents, and restricted cash shown in the Consolidated Statements of Cash Flows	$ 38,658	$ 63,512	$ 73,770